AMENDMENT NO. 2 TO LOAN AGREEMENT

     AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment No. 2"), made and entered into effective the 31st day of December, 2000, by and among:

     OMEGA   HEALTHCARE   INVESTORS,   INC.  and  certain  of  its  subsidiaries
(individually, a "Borrower" and collectively, the "Borrowers"),

     The lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"); and

     THE PROVIDENT BANK, an Ohio banking corporation, as Agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                             PRELIMINARY STATEMENTS

     (A) The Borrowers have entered into a certain Loan Agreement dated August 11, 2000, as amended by that certain Amendment No. 1 to Loan Agreement dated November 30, 2000 (hereinafter referred to, as amended, as the "Loan Agreement") with the Agent and the Lenders; and

     (B) The Borrowers have requested that the Lenders and the Agent amend certain provisions of the Loan Agreement, and the Lenders and the Agent are willing to do so, all on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the agreements and provisions contained herein, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

     2. Certain Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

          2.1 The definition of "LIBOR Margin" contained in Article 1, Section 1.2, is hereby deleted in its entirety and the following is substituted therefor:

          "LIBOR Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:

              Leverage Ratio                                     LIBOR Margin
              --------------                                     ------------
              Greater than or equal to 5.0:1                         3.75%
              Greater  than or  equal  to  4.5:1,  but less          3.50%
               than 5.0:1
              Greater  than or  equal  to  4.0:1,  but less          3.25%
               than 4.5:1
              Less than 4.0:1                                        3.00%

          2.2 The definition of "Prime Margin" contained in Article 1,
Section 1.2, is hereby deleted in its entirety and the following is substituted therefor:

          "Prime Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:

              Leverage Ratio                                     Prime Margin
              --------------                                     ------------
              Greater than or equal to 5.0:1                         2.75%
              Greater than or equal to 4.5:1, but                    2.50%
               less than 5.0:1
              Greater than or equal to 4.0:1, but                    2.25%
               less than 4.5:1
              Less than 4.0:1                                        2.00%


          2.3 Section 7.9 (Financial Covenants) of the Loan Agreement is amended by deleting subparagraph (a)(v) thereof in its entirety and substituting the following provision therefor:

                  "A Leverage Ratio of (A) not greater than 5.50:1.00 on and from December 31, 2000 through and including September 29, 2001; (B) not greater than 5.25:1.00 on and from September 30, 2001 and through and including March 30, 2002; (C) not greater than 5.00:1.00 on and from March 31, 2002 to and through September 29, 2002; and (D) not greater than 4.75:1.00 on September 30, 2002 and thereafter."

     3. Representations and Warranties. In order to induce the Lenders and the Agent to enter into this Amendment No. 2, each of the Borrowers hereby represents and warrants to the Lenders and the Agent, as to itself with respect to the Loan Documents to which it is a party, that:

          3.1 No Default. After giving effect to this Amendment No. 2, no Default or Event of Default shall have occurred or be continuing.

          3.2 Existing Representations and Warranties. As of the date hereof and after giving effect to this Amendment No. 2, each and every one of the representations and warranties set forth in the Loan Documents are true, accurate and complete in all respects and with the same effect as though made on the date hereof, and each is hereby incorporated herein in full by reference as if restated herein in its entirety, except for changes in the ordinary course of business which are not prohibited by the Loan Agreement (as amended hereby) and which do not, either singly or in the aggregate, have a Material Adverse Effect.

          3.3 Authority; Enforceability. (i) The execution, delivery and performance by each Borrower of this Amendment No. 2 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 2 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, and (iii) this Amendment No. 2 and the execution, delivery and performance by each Borrower hereof does not: (A) contravene the terms of any Borrower's organization documents, (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or (C) violate any requirement of law.

     4. Reference to and Effect Upon the Loan Agreement.

          4.1  Effect.  Except  as  specifically  set  forth  herein,  the  Loan
     Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

          4.2 No Waiver; References. The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment No. 2, each reference in:

               (i)  the  Loan  Agreement  to  "this   Agreement",   "hereunder",
          "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby;

               (ii) the other Loan Documents to the "Loan Agreement" shall mean and be a reference to the Loan Agreement as amended hereby; and

               (iii) the Loan Documents to the "Loan Documents" shall be deemed to include this Amendment No. 2.

     5. Additional Optional Changes. Within ninety (90) days following the execution hereof, the Borrowers may choose to further modify their credit relationship with the Agent and the Lenders by adding sufficient Facilities as Real Property Collateral such that, following such additions, (i) Aggregate EBITDAR shall be not less than $24,450,000.00 and (ii) the ratio of aggregate rental payments made with respect to all Facilities serving as Real Property Collateral to the sum of all interest payable on the Obligations shall, on a four fiscal quarter basis, be not less than 2.00-to-1.00. Such addition of Facilities as Real Property Collateral shall be made in accordance with the requirements set forth in Section 3.5 of the Loan Agreement, and must be completed before the expiration of said ninety (90) day period. In the event that the Borrowers choose to make such modification in the credit relationship, and comply with the requirements of Section 3.5 of the Loan Agreement and herein, the "LIBOR Margin" and the "Prime Margin" shall be modified as follows:

          "LIBOR Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:



            Leverage Ratio                                         LIBOR Margin
            --------------                                         ------------
            Greater  than or  equal to  5.25:1,  but less             3.50%
             than 5.5:1
            Greater  than or  equal  to  5.0:1,  but less             3.25%
             than 5.25:1
            Greater  than or  equal  to  4.5:1,  but less             3.00%
             than 5.0:1
            Greater  than or  equal  to  4.0:1,  but less             2.75%
             than 4.5:1
            Less than 4.0:1                                           2.50%

          "Prime Margin" means one of the following percentages, depending on the Leverage Ratio, as determined by Agent as of the Computation Date for the immediately preceding fiscal quarter:

            Leverage Ratio                                          Prime Margin
            --------------                                          ------------
            Greater than or equal to 5.25:1,  but less than             2.50%
             5.5:1
            Greater  than or equal to 5.0:1,  but less than             2.25%
             5.25:1
            Greater  than or equal to 4.5:1,  but less than             2.00%
             5.0:1
            Greater  than or equal to 4.0:1,  but less than             1.75%
             4.5:1
            Less than 4.0:1                                             1.50%

Any modification of the credit relationship between the Borrowers and the Agent and the Lenders shall be formalized by a written amendment to the Loan Agreement (containing such provisions as the Agent shall deem appropriate) at the time such modification is made. If the Borrowers do not elect to modify the credit relationship as set forth herein, or fail to comply with the requirements of
Section 3.5 of the Loan Agreement and those set forth herein, then the provisions of this Amendment shall continue in fill force and effect.

     6. Miscellaneous.

          6.1 Expenses. The Borrowers agree to pay the Agent upon demand for all reasonable expenses, including reasonable attorneys' fees and expenses of the Agent, incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment No. 2.

          6.2 Law. THIS AMENDMENT NO. 2 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO.

          6.3 Successors. This Amendment No. 2 shall be binding upon the Borrowers, the Lenders and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Agent and the successors and assigns of the Lenders and the Agent.

          6.4 Execution in Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed and delivered by their respective officers thereunto duly authorized effective as of the date first written above.

                                         LENDERS AND AGENT:

                                         THE PROVIDENT BANK, as Lender and Agent


                                         By: /s/ STEVEN J. BLOEMER
                                             -----------------------------------
                                         Its:    Vice President
                                             -----------------------------------

                                         ONE VALLEY BANK

                                         By: /s/ TIMOTHY PAXTON
                                            ------------------------------------
                                         Its:    Senior Vice President
                                            ------------------------------------

                                         GREAT AMERICAN INSURANCE COMPANY

                                         By: /s/ RONALD C. HAYES
                                             -----------------------------------
                                         Its: Assistant Vice President
                                             -----------------------------------

                                         GREAT AMERICAN LIFE INSURANCE COMPANY

                                         By: /s/ MARK F. MUETHING
                                             -----------------------------------
                                         Its:  Executive Vice President
                                             -----------------------------------





                    [Signatures continued on following page.]

                                         BORROWERS:

                                         OMEGA HEALTHCARE INVESTORS, INC.
                                         STERLING ACQUISITION CORP.
                                         DELTA INVESTORS I, LLC


                                         By: /s/ SUSAN A. KOVACH
                                            ------------------------------------
                                         Its: Vice President General Counsel
                                            ------------------------------------
                                              and Secretary
                                            -----------------
    Susan A. Kovach, as an executive officer of all of the aforementioned Borrower, has executed this Amendment No. 2 and intending that all of the
Borrowers  above named are bound and are to be bound by the one  signature as if
(s)he had executed this Amendment No. 2 separately for each of the above named Borrowers.